Exhibit 99.1

Citius Pharmaceuticals Regains Compliance with Nasdaq Minimum Bid Price Requirement

CRANFORD, N.J., July 8, 2025 – Citius Pharmaceuticals, Inc. (“Citius Pharma” or the “Company”) (Nasdaq: CTXR) today announced that it has received formal notification from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that for 10 consecutive trading days, from June 20, 2025 to July 3, 2025, the closing bid price of the Company’s common stock was at $1.00 per share or greater, and accordingly, the Company regained compliance with Nasdaq Listing Rule 5550(a)(2). The previously scheduled Nasdaq Hearing Panel has been cancelled. Nasdaq informed the Company that Citius Pharma's securities will continue to be listed and traded on the Nasdaq Stock Market.

“We are pleased to have regained compliance with Nasdaq’s minimum bid price requirement,” said Leonard Mazur, Chairman and CEO of Citius Pharmaceuticals. “This reflects our continued focus on bringing critical care products to patients and creating long-term value for our shareholders.”

About Citius Pharmaceuticals, Inc.

Citius Pharmaceuticals, Inc. (Nasdaq: CTXR) is a biopharmaceutical company dedicated to the development and commercialization of first-in-class critical care products. In August 2024, the FDA approved LYMPHIR, a targeted immunotherapy for an initial indication in the treatment of cutaneous T-cell lymphoma. Citius Pharma’s late-stage pipeline also includes Mino-Lok®, an antibiotic lock solution to salvage catheters in patients with catheter-related bloodstream infections, and CITI-002 (Halo-Lido), a topical formulation for the relief of hemorrhoids. A Pivotal Phase 3 Trial for Mino-Lok and a Phase 2b trial for Halo-Lido were completed in 2023. Mino-Lok met primary and secondary endpoints of its Phase 3 Trial. Citius is actively engaged with the FDA to outline next steps for both programs. Citius Pharmaceuticals owns 92% of Citius Oncology. For more information, please visit www.citiuspharma.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are made based on our expectations and beliefs concerning future events impacting Citius Pharma or Citius Oncology. You can identify these statements by the fact that they use words such as “will,” “anticipate,” “estimate,” “expect,” “plan,” “should,” and “may” and other words and terms of similar meaning or use of future dates. Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated, and, unless noted otherwise, that apply to Citius Pharma and Citius Oncology, are: our ability to maintain compliance with Nasdaq’s continued listing standards; our ability to commercialize LYMPHIR and any of our other product candidates that may be approved by the FDA; our ability to use the latest technology to support our commercialization efforts; our need for substantial additional funds; our ability to successfully implement and maintain distribution agreements with current or other future distribution partners; potential disruptions or performance issues involving third-party logistics providers; the estimated markets for our product candidates and the acceptance thereof by any market; the ability of our product candidates to impact the quality of life of our target patient populations; risks relating to the results of research and development activities, including those from our existing and any new pipeline assets; our dependence on third-party suppliers; our ability to procure cGMP commercial-scale supply; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; uncertainties relating to preclinical and clinical testing; the early stage of products under development; market and other conditions; risks related to our growth strategy; patent and intellectual property matters; our ability to identify, acquire, close and integrate product candidates and companies successfully and on a timely basis; government regulation; competition; as well as other risks described in our SEC filings. These risks have been and may be further impacted by any future public health risks. Accordingly, these forward-looking statements do not constitute guarantees of future performance, and you are cautioned not to place undue reliance on these forward-looking statements. Risks regarding our business are described in detail in our Securities and Exchange Commission (“SEC”) filings which are available on the SEC’s website at www.sec.gov.

Investor Contact:

Ilanit Allen
VP, Corporate Communications & Investor Relations
Citius Pharmaceuticals, Inc.
ir@citiuspharma.com
908-967-6677 ext. 113

Media Contact:

Greg Salsburg
STiR-communications
Greg@STiR-communications.com
908-967-6677 ext. 113